Exhibit 10.3

[FORM OF]

ECHOSTAR SATELLITE OPERATING CORPORATION
SATELLITE TRANSPONDER SERVICE AGREEMENT

THIS SATELLITE TRANSPONDER SERVICE AGREEMENT (the “Agreement”) by and between EchoStar Satellite Operating Corporation (“SATS”), a Colorado corporation with a place of business at 100 Inverness Terrace East, Englewood, Colorado 80112 and DISH Operating L.L.C. (“Customer”), a Colorado limited liability company with a place of business at 9601 South Meridian Blvd., Englewood, Colorado 80112 is made and effective as of this 20th day of February, 2014 (the “Effective Date”).

ARTICLE I.
Service Provided

1.1  Scope

During the Service Term, SATS will provide to Customer *** (the “Service”).  For the avoidance of doubt, as of the Effective Date there are *** on the Satellite at the [   ] orbital position.  Without limitation to Customer’s other rights under this Agreement (which are hereby expressly reserved), to the extent Customer desires to use a different number of Transponders on the Satellite, depending on frequency availability, the parties will work together in good faith to modify the terms of this Agreement.  Service will be provided subject to and in accordance with the terms and conditions set forth in this Agreement, including, without limitation, Attachment A (Transponder Performance Specifications) and Attachment B (SATS Satellite Users’ Guide), which are hereby incorporated by reference in their entirety.

The Satellite is currently authorized to be and is located at the [   ] orbital position (the “[   ] Orbital Position”).  At Customer’s request as set forth in Section 1.4, the Satellite may, however, be located at any other orbital position now or hereafter authorized by the Federal Communications Commission or any bureau or subdivision thereof acting under delegated authority (the “FCC”) or any another governmental entity of competent jurisdiction. Technical performance criteria for the Satellite are described in the Transponder Performance Specifications set forth in Attachment A.

1.2  Term

(a)  Initial Service Term.  The initial term of this Agreement (the “Initial Service Term”) shall commence on March 1, 2014 and, except as otherwise provided in this Agreement, shall continue, unless terminated earlier in accordance the terms and conditions of this Agreement, until the earliest of: (i) the End-of-Life of the Satellite; (ii) the date the Satellite becomes a Satellite Failure; or (iii) [   ] (such date the “Projected Termination Date”).

(b) Customer Renewal Option.  The Service Term on the Satellite may be extended at Customer’s sole option (the “Customer Renewal Option”), provided that a Satellite Failure has not occurred, on a year-to-year basis (each a “Renewal Service Term” and collectively with the Initial Service Term, the “Service Term”), upon prior written notice to SATS given at least *** prior to the end of the Initial Service Term and/or the then-current

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Renewal Service Term; provided that, at the time of such renewal, Customer is in full compliance with all of its obligations under this Agreement.

(c) Intentionally Omitted.

1.3  *** Non-Preemptible Service

Each Transponder will be provided to Customer on the following “*** Non-Preemptible” basis:

If it becomes necessary to discontinue or suspend service on one or more Transponders on the Satellite on which Service is provided to Customer, and operational circumstances allow SATS to select the Transponder or Transponders to be discontinued or suspended, SATS shall consult with Customer and implement Customer’s preferred course of action, such consultation to take place prior to action by SATS unless more immediate action is necessary.  Customer shall be entitled to ***

SATS shall use commercially reasonable efforts to keep Customer apprised of actions taken to restore Service in the event of a Transponder Failure or an Interruption on the Satellite.

1.4  Relocation of Satellite

At any time following commencement of the Service Term, ***  Prior to the arrival of the Satellite at an Alternate Orbital Position, the parties shall use commercially reasonable efforts to amend the Transponder Performance Specifications set forth in Attachment A and the SATS Satellite Users’ Guide set forth in Attachment B to reflect the use of the Service from the Alternate Orbital Position.  ***

1.5  Loss of Life

In the event that the Satellite is relocated pursuant to Section 1.4 above, *** “Predicted Life” means the length of time, as determined from time-to-time, from the date that the Satellite began operating to the predicted End-of-Life of the Satellite, such prediction to be based on standard fuel budgeting methodologies as utilized between the parties as of the date of this Agreement.  The parties shall mutually agree on the Predicted Life as of the Effective Date.  The provisions of this Section 1.5 will survive expiration or termination of this Agreement (for any reason or no reason whatsoever) indefinitely.

1.6  Interim/Supplemental Capacity

During the Service Term, at any time and from time to time, Customer shall have the right to ***

Customer shall obtain, at its sole cost and expense, all necessary Authorizations (except that SATS shall be responsible for obtaining and maintaining, at its own cost and expense, any and all Authorizations relating to the Alternate Orbital Position in the event that the

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Satellite is relocated to any of the Alternate Orbital Positions listed in Attachment C) prior to moving an Interim Satellite to the [   ] Orbital Position, including, without limitation, any required frequency coordination agreements, and shall maintain, at its sole cost and expense, all such Authorizations for so long as the Interim Satellite is located at the [   ] Orbital Position.  In the event that frequency coordination is required to permit operation of the Interim Satellite at the [   ] Orbital Position or any of the Alternate Orbital Positions listed in Attachment C, as the case may be, Customer may request EchoStar Corporation to use commercially reasonable efforts to complete any such necessary frequency coordination pursuant to that certain Professional Services Agreement by and between DISH Network Corporation and EchoStar Corporation effective as of January 1, 2010 (the “Professional Services Agreement”), including, without limitation, the fees paid to EchoStar Corporation for its efforts to complete such frequency coordination.  In the event that Customer requests SATS use commercially reasonable efforts, on Customer’s behalf and at Customer’s direction, to complete any necessary frequency coordination to permit operation of the Interim Satellite at the [   ] Orbital Position or any of the Alternate Orbital Positions listed in Attachment C, as the case may be, and such request is outside the scope of the Professional Services Agreement, then SATS shall use commercially reasonable efforts, at the sole cost and expense of Customer, to complete any necessary frequency coordination to permit operation of the Interim Satellite at the [   ] Orbital Position or Alternate Orbital Position, as the case may be.  In accordance with requests made and instructions given by Customers, SATS shall use commercially reasonable efforts to support Customer’s efforts in obtaining all necessary Authorizations.

1.7  Notices

All notices regarding technical or operational matters requiring immediate attention will be given by telephone to the telephone numbers set forth below and will be followed by written notification.  All other notices or requests that are required or permitted to be given hereunder will be in writing and will be sent by facsimile transmission, or by first class certified mail, postage prepaid, or by overnight courier service, charges prepaid, to the party to be notified, addressed to such party at the address set forth below, or sent by facsimile to the fax number set forth below, or such other address(es) or fax number(s) as such party may have substituted by written notice to the other party.  The sending of such notice with confirmation of receipt thereof (in the case of facsimile transmission) or receipt of such notice (in the case of delivery by mail or by overnight courier service) will constitute the giving thereof.

If to be given to Customer:	If to be given to SATS:

Attn: [ ]	Attn: [ ]
DISH Network L.L.C.	EchoStar Satellite Operating Corporation

If by overnight courier: 9601 South Meridian Blvd. Englewood, Colorado 80112 If by U.S. mail: *** Fax #: [ ]	If by overnight courier: 100 Inverness Circle East Englewood, Colorado 80112 If by U.S. mail: *** Fax #: [ ]

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

cc: DISH Network L.L.C. Attention: Office of the General Counsel Same address as above Fax #: [ ]	cc: EchoStar Satellite Operating Corporation Attention: Office of the General Counsel Same address as above Fax #: [ ]

SATS’ 24 Hour Emergency Telephone # for Technical/Operational Issues: Tel #: [ ]

Customer’s 24 Hour Emergency Telephone # for Technical/Operational Issues:

Tel #: [ ]

ARTICLE II.
Payment

2.1  Monthly Recurring Service Charge

During the Service Term, Customer will pay SATS for Service a monthly recurring service charge of [                                  ] per month per *** on which Service is provided to Customer in accordance with this Agreement during any portion of the applicable month (each, an “MRC” and collectively, the “MRCs”).

2.2  Billing and Payment

Unless mutually agreed upon otherwise, invoices will be issued *** in advance of the month in which Service is to be provided and are payable no later than the *** by wire transfer as per the remittance instructions on the respective monthly invoice.  On payments not received by the due date (“Delinquent Payment(s)”), SATS will assess, until such time as payment in full is made, a late payment charge of the Delinquent Payment multiplied by the lesser of: (a) one and one-half percent (1.5%) per month compounded monthly; or (b) the maximum rate permitted by applicable law. A failure or delay by SATS to send an invoice will not relieve Customer either of its obligation to pay for Service on a timely basis or of its obligation to pay late payment charges in the event of late payment. In addition to any other rights SATS may have under this Agreement, at law, in equity, under contract (including, without limitation, this Agreement) or otherwise (all of which are hereby expressly reserved), SATS may suspend provision of Service *** for Customer’s failure to pay any sums due to SATS and/or any of its Affiliates.

2.3  Taxes and Other Charges

All charges under this Agreement (including, without limitation, the MRCs) are exclusive of taxes, duties and other fees or charges levied by governmental authority (including, without limitation, Universal Service Fund contributions, if applicable) on the Service or the facilities used to provide the Service as a result of Customer’s particular use of the satellite and/or Service, provided that Customer shall not be liable for any taxes that attach to SATS due

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

to being a satellite operator.   Customer shall pay directly or reimburse SATS for all such taxes, duties and other fees or charges, including, without limitation, Universal Service Fund contributions, if applicable.  The provisions of this Section 2.3 will survive expiration or termination of this Agreement (for any reason or no reason whatsoever) indefinitely.

ARTICLE III.
Service Parameters

3.1  Credits

Credits for Interruptions in Service of five (5) minutes or more (an “Interruption Credit”) will be granted to Customer as follows:

Interruption Credit = (Number of minutes in Interruption/43,200) multiplied by the MRC

The length of an Interruption will be measured from the time SATS becomes aware of the Interruption until Service is restored.

3.2  Exceptions

Notwithstanding any contrary provision herein, SATS shall not be responsible for and shall not be in default or breach of this Agreement as a result of, nor shall it be held liable for any Interruption Credits or other damages, claims, losses, or costs and expenses on account of, any interruption of the Service, in the event such interruption or failure occurs due to any of the following: ***.  Any Interruption Credit will be reflected on the first invoice issued by SATS following an Interruption.  The aforementioned credit will be Customer’s sole and exclusive remedy for unavailability of Service and/or failure of Service to meet the Transponder Performance Specifications set forth in Attachment A.

3.3  Transponder Assignment/Reassignment

Customer agrees that the Services will be used solely for the transmission of digital signals.  SATS acknowledges and agrees that it may not change, alter or modify Transponder assignments without Customer’s prior, written consent, which consent may be withheld, conditioned or delayed in Customer’s sole and absolute discretion for any reason or no reason.

ARTICLE IV.
Service Responsibilities

4.1  Laws and Regulations Governing Service

Location and operation of the Satellite, SATS’ satellite system and the parties’ respective abilities to perform are subject to all applicable laws and regulations, including, without limitation, the Communications Act of 1934, as amended, and the rules and regulations of the FCC.  Customer, as the licensee for the Satellite, shall use commercially reasonable

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

efforts, at Customer’s sole cost and expense, to maintain any required Authorizations for the Satellite.  Further, SATS shall not take any action to prevent Customer from fulfilling its responsibilities under any of Customer’s required Authorizations for the Satellite, including, without limitation, Customer’s compliance with all applicable communications laws and FCC rules, orders and policies.  In the event SATS can no longer provide the Service to Customer due to compliance with the Transponder Authority, or lack thereof, SATS shall not be in breach of this Agreement and shall not be liable to Customer for not providing such Service in compliance with this Agreement.  In the event that and for so long as SATS is the licensee for the Satellite, SATS shall use commercially reasonable  efforts, at SATS’ sole cost and expense, to maintain any required Authorizations for the Satellite and Customer shall not take any action to prevent SATS from fulfilling its responsibilities under any of SATS’ required Authorizations for the Satellite, including, without limitation, SATS’ compliance with all applicable communications laws and FCC rules, orders and policies.

4.2  Use Conditions

Customer’s use of the Service and use of the Service by any other person or entity (“Customer’s Designees”) shall be: (a) in compliance with all applicable laws and the Transponder Authority; and (b) only within the United States of America or such other jurisdiction(s) as permitted by applicable law.  Customer will not use, and will cause Customer’s Designees not to use the Service: (y) for any unlawful purpose, including, without limitation, violation of laws governing the content of material transmitted using the Service; and/or (z) without first obtaining any and all necessary Transponder Authority.  Customer is permitted to allow Customer’s Designees to access use of the Service for the purpose of transmitting digital signals to the extent that such use is not prohibited by rule, regulation or law and subject to the terms and conditions of this Agreement.  Customer shall provide SATS with at least five (5) business days’ prior written notice of any use of Service by Customer’s Designees and of the identity of any such Customer’s Designee.  Should Customer permit use of such Service by any Customer’s Designee, Customer shall be a guarantor of compliance by each such Customer’s Designee with all of the terms, conditions, representations and warranties of this Agreement and any breach or default of any of the terms, conditions, representations and/or warranties of this Agreement by any such Customer’s Designee will be deemed to be a breach or default of this Agreement by Customer and any acts or omissions of Customer’s Designees related to the use of the Service will be deemed to be acts or omissions of Customer for purposes of this Agreement.  In the event that Customer’s or Customer’s Designees’ use of Service or non-compliance with the terms and conditions of this Agreement (including, without limitation, this Section 4.2): (i) causes, or would reasonably be expected to cause, interference to or threatens the availability or operation of any services or facilities provided by SATS; or (ii) would reasonably be expected to result in (A) a claim against the SATS Group, or (B) the institution of criminal proceedings or administrative proceedings that would reasonably be expected to result in sanctions or other non-monetary remedies against SATS and/or any of its Affiliates, then, in addition to any other remedies that may be available to SATS hereunder, SATS shall be entitled to suspend and/or restrict such non-compliant use of the Service to the extent, but only to the extent, necessary and for the time necessary to remove the applicable action or threat of action or resolve it in SATS’ favor; provided, however, that without limitation to Customer’s obligations set forth in Article 6, Customer shall determine, at any time and from time to time in its sole and absolute discretion

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

for any reason or no reason, the content of the programming and/or other transmissions to be provided via the Satellite.

ARTICLE V.
Operational Matters

5.1  Service Access; TT&C Service

Customer is responsible for providing, operating and maintaining the equipment necessary to access the Satellite and Service.  SATS shall be responsible for providing TT&C service for the Satellite and all other lease costs and expenses for the Satellite (including, without limitation, the costs and expenses of Authorizations relating to orbital positions licensed to SATS) at its own cost and expense (it being understood that such costs and expenses are included in the MRC), and shall perform TT&C service to customary industry standards (and in any event with no less than a reasonable degree of care).  As long as the Satellite is licensed to Customer, the TT&C services provided by SATS under this Agreement and will be subject to the control of Customer.  Customer shall have the right to direct SATS to deactivate any Transponder and use of any frequency on the Satellite, or to take actions other than deactivation, if, in Customer’s reasonable judgment, such deactivation or other actions are necessary.  SATS shall promptly cease the provision of such Transponder to Customer following SATS’ receipt of such request made by Customer pursuant to Section 1.7.  For the avoidance of doubt, in the event of a request from Customer as set forth in the immediately preceding sentence, Customer shall continue to be obligated to pay MRCs for such Transponder(s) that SATS has ceased providing to Customer in accordance with Customer’s request.  In the event that a Transponder has been deactivated, then SATS will not re-activate such Transponder unless and until SATS receives formal written direction from Customer.  Customer, at its expense, shall provide SATS with any descrambling or decoding devices that may be required for signal monitoring.  At a mutually agreed time, and prior to Customer transmitting from its earth station(s), Customer will demonstrate to SATS’ designated Technical Operations Center that its earth station(s) comply with the satellite access specifications contained in the SATS Satellite Users’ Guide.

5.2  Resolution of Harmful Interference; FCC Reporting Obligations

As long as the Satellite is licensed to Customer, both Customer and SATS shall take steps to prevent or resolve harmful interference from the Satellite; provided, however, that Customer shall be ultimately responsible for the resolution of instances of such harmful interference.  As long as the Satellite is licensed to Customer, SATS shall provide Customer with sufficient information about the Satellite’s health and performance and any incidents affecting the Satellite’s health or performance to enable Customer to comply with all reporting and other obligations to the FCC.

5.3  Action to Protect Satellite

As long as the Satellite is licensed to Customer, if circumstances occur that threaten the stable operation of the Satellite, then SATS shall consult with Customer and implement Customer’s preferred course of action with respect to such threat, such consultation to take place prior to any action by SATS unless more immediate action is necessary in SATS’

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

reasonable judgment, in which case, SATS shall have the right to take any and all actions it reasonably believes are necessary or advisable to protect the Satellite, including discontinuance or suspension of operation of the Satellite, the Transponder(s) or any other transponder, without any liability to Customer, except that Customer may receive an Interruption Credit computed as provided in Article III of this Agreement.  In the event the Satellite is not licensed to Customer, if circumstances occur, which in SATS’ reasonable judgment pose a threat to the stable operation of the Satellite, SATS shall have the right to take any and all actions it reasonably believes are necessary or advisable to protect the Satellite, including discontinuance or suspension of operation of the Satellite, the Transponder(s) or any other transponder, without any liability to Customer, except that Customer may receive an Interruption Credit computed as provided in Article III of this Agreement.  SATS shall give Customer as much notice as practical under the circumstances of any such discontinuance or suspension.   If it becomes necessary to discontinue or suspend service on one or more transponders on the Satellite, and operational circumstances allow SATS to select the transponder or transponders to be discontinued or suspended, SATS will follow the procedures set forth in Section 1.3 above.  Notwithstanding any other provision set forth in this Agreement, SATS shall not be required to take any action that, in SATS’ reasonable technical judgment, may cause harm to the Satellite.

ARTICLE VI.
Indemnification

*** The provisions of this Article VI will survive expiration or termination of this Agreement (for any reason or no reason whatsoever) indefinitely.

ARTICLE VII.
Warranty Disclaimer; Limitation of Liability

7.1  Warranty Disclaimer

NO WARRANTIES, EXPRESS, IMPLIED, OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, APPLY TO SERVICE PROVIDED HEREUNDER OR THE EQUIPMENT AND FACILITIES USED TO PROVIDE SERVICE.  THE CONVEYING BY SATS OF PROPRIETARY INFORMATION OR OTHER INFORMATION TO CUSTOMER SHALL IN NO WAY ALTER THIS DISCLAIMER.

7.2  Limitation of Liability

As a material condition of entering into this Agreement at the price specified herein, and in regard to any and all causes arising out of or relating to this Agreement, including, without limitation, claims of negligence, breach of contract or warranty, failure of a remedy to accomplish its essential purpose or otherwise, Customer agrees that SATS’ and SATS’ Affiliates’ entire liability will not exceed in the aggregate, the MRCs paid by Customer to SATS for Services in the month preceding the event that is the cause of liability, plus any credits or refunds that are due under this Agreement with respect to such event pursuant to Article III or Section 9.3, respectively, ***  Customer agrees that in no event shall SATS or any of its Affiliates or the manufacturer or launch service provider of the Satellite be liable for: (a) any

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

indirect, incidental, consequential, punitive, special or other similar damages (whether in contract, tort (including, without limitation, negligence), strict liability or under any other theory of liability), including, without limitation, loss of actual or anticipated revenues or profits, loss of business, customers or goodwill, or damages and expenses arising out of third party claims; or (b) any damages of whatever kind, in the event the Satellite is positioned at an orbital location other than as specified in Section 1.1.  The foregoing exclusions will apply even if such party(s) has been advised of the possibility of such damages.

7.3          The provisions of this Article VII will survive expiration or termination of this Agreement (for any reason or no reason whatsoever) indefinitely.

ARTICLE VIII.
Confidentiality and Nondisclosure

8.1  Certain Information Regarding Service

Customer hereby agrees not to disclose to third parties (without the prior written consent of SATS, which consent may be withheld in the sole and absolute discretion of SATS for any reason or no reason) the terms and conditions of this Agreement (including, without limitation, the prices, payment terms, schedules, protection arrangements, and restoration provisions of this Agreement) and/or any information provided to Customer related to the design and performance characteristics of the Service, the Satellite, and/or any related equipment, subsystems and/or components thereof, including, without limitation, the Transponder(s).

8.2  Proprietary Information

To the extent that either party discloses to the other any other information which it considers proprietary, said party shall identify such information as proprietary when disclosing it to the other party by marking it clearly and conspicuously as proprietary information.  Any proprietary disclosure to either party, in the event made orally, will be identified as proprietary information at the time of disclosure.  Any such information disclosed under this Agreement will be used by the recipient thereof only in its performance under this Agreement.  Neither party shall be liable for the inadvertent or accidental disclosure of such information marked as proprietary, in the event such disclosure occurs despite the exercising of the same degree of care as the receiving party normally takes to preserve and safeguard its own proprietary information (but not less than reasonable care) or in the event such information:  (a) is or becomes lawfully available to the public from a source other than the receiving party; (b) is released in writing by the disclosing party without restrictions; (c) is lawfully obtained by the receiving party from a third party or parties without obligation of confidentiality; (d) is lawfully known by the receiving party prior to such disclosure; or (e) is at any time lawfully developed by the receiving party completely independently of any such disclosure or disclosures from the disclosing party.  In addition, neither party shall be liable for the disclosure of any proprietary information which it receives under this Agreement pursuant to judicial action or decree, or pursuant to any requirement of any government or any agency or department thereof, having jurisdiction over such party; provided that in the reasonable opinion of counsel for such party such disclosure is required; and provided further that such party to the extent reasonably practical, shall have given the other party notice prior to such disclosure.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

8.3          The provisions of this Article VIII will survive expiration or termination of this Agreement (for any reason or no reason whatsoever) indefinitely.

ARTICLE IX.
Termination

9.1  Termination for Convenience

Customer may terminate this Agreement at its convenience for any reason or no reason by providing at least *** prior written notice of such termination to SATS.

9.2  Termination for Cause

In addition to any rights of termination provided in other Articles of this Agreement, Customer may terminate this Agreement by giving SATS written notice thereof in the event: (a) SATS materially breaches this Agreement and fails to cure such breach within *** following receipt of written notice thereof, provided, however, except for failure of SATS to pay amounts due under this Agreement, that if the event for which the notice is given is of a nature that may not reasonably be cured within said *** period, then Customer shall not have the right to terminate this Agreement under this Section 9.2 for so long as SATS commences good faith efforts to cure such breach within said *** period and diligently pursues such efforts to conclusion; or (b) SATS is unable to perform its obligations as a result of its becoming insolvent or the subject of insolvency proceedings, including, without limitation, in the event SATS is judicially declared insolvent or bankrupt, or in the event any assignment is made of SATS’ property for the benefit of its creditors, or in the event a receiver, conservator, trustee in bankruptcy or other similar officer is appointed by a court of competent jurisdiction to take charge of all or any substantial part of SATS’ property, or in the event a petition is filed by or against SATS under any provision of the Bankruptcy Act now or hereafter enacted, and such proceeding is not dismissed within *** following filing; or (c) fifty percent (50%) or more of the Transponders on the Satellite as of the Effective Date experience (i) a Transponder Failure and/or (ii) an Interruption of ***; or (d) Service is not provided for *** in the aggregate due to a Force Majeure Event(s).

In addition to any rights of termination provided in other Articles of this Agreement, SATS may terminate this Agreement by giving Customer written notice thereof in the event: (y) Customer materially breaches its payment obligations under this Agreement and fails to cure such breach within *** following receipt of written notice thereof; or (z) Customer is unable to perform its obligations as a result of its becoming insolvent or the subject of insolvency proceedings, including, without limitation, in the event Customer is judicially declared insolvent or bankrupt, or in the event any assignment is made of Customer’s property for the benefit of its creditors, or in the event a receiver, conservator, trustee in bankruptcy or other similar officer is appointed by a court of competent jurisdiction to take charge of all or any substantial part of Customer’s property, or in the event a petition is filed by or against Customer under any provision of the Bankruptcy Act now or hereafter enacted, and such proceeding is not dismissed within *** following filing.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

9.3  Refunds

In the event of the expiration of this Agreement pursuant to Section 1.2, then SATS shall be entitled to retain all amounts paid by Customer to SATS under this Agreement, except that SATS shall refund any portion of amounts paid by Customer to SATS that relate to Service not provided by SATS plus any Interruption Credits that may be due to Customer pursuant to Article III.

9.4  Termination Liability

In the event of termination of this Agreement for ***

9.5  Inability to Regain Transponder

In the event that, upon expiration or termination of this Agreement for any reason or no reason by either party, SATS is unable to regain the use of all, or any part of, the Transponder(s) free and clear of any claims (including, without limitation, claims of a debtor in bankruptcy) or liens arising as a result of the use of the Transponder(s) by Customer or Customer’s Designees, then in addition to all other remedies available to SATS pursuant to this Agreement, at law, in equity, or otherwise (all of which are hereby expressly reserved), Customer shall be obligated, without regard to any such termination or expiration, to continue to pay SATS the payments provided for in Section 2.1 for a period not to exceed End-of-Life of the Satellite or Satellite Failure.

ARTICLE X.

General Provisions

10.1  Force Majeure

Neither party will be liable to the other by reason of any failure in performance of this Agreement if the failure arises out of acts of God or of the public enemy, acts of the other party, acts of any local, county, state, federal or other government in its sovereign or contractual capacity, fires, floods, adverse weather conditions (including, without limitation, solar flares or sun outages with respect to satellite transmission interference), epidemics, quarantines, restrictions, sabotage, acts of terrorism, acts of third parties, strikes or other labor disturbances, freight embargoes, whole or partial satellite malfunctions, uplink failure, or any other event which is beyond the reasonable control of that party (each, a “Force Majeure Event”).  In no event shall Customer’s failure to make payment when due be excused by a Force Majeure Event.

10.2  No Implied License

The provision of services or the conveying of any information under this Agreement will not convey any license by implication, estoppel or otherwise, under any patents or other intellectual property rights of Customer or SATS, and/or their Affiliates, contractors and/or vendors.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

10.3  No Third-Party Rights; No Fiduciary Relationship

Nothing contained in this Agreement will be deemed or construed by the parties or by any third party to create any rights, obligations or interests in third parties, or to create the relationship of principal and agent, partnership or joint venture or any other fiduciary relationship or association between the parties.

10.4  No Waiver; Remedies Cumulative

No waiver, alteration, or modification of any of the terms of this Agreement will be binding unless in writing and signed by both parties.  All remedies and rights hereunder and those available at law, in equity, under contract (including, without limitation, this Agreement) and otherwise (all of which are hereby expressly reserved) will be cumulative, and the exercise by a party of any such right or remedy will not preclude the exercise of any other right or remedy available under this Agreement at law, in equity, under contract or otherwise (all of which are hereby expressly reserved).  The failure of any party to insist upon strict performance of any provision of this Agreement will not be construed as a waiver of any subsequent breach of the same or similar nature.

10.5  Costs and Attorneys’ Fees

In addition to all other amounts payable under this Agreement, SATS shall be entitled to recover from Customer: (a) costs of collection of any amounts, including reasonable attorneys’ fees and disbursements; and (b) costs, including reasonable attorneys’ fees and disbursements, incurred in seeking to prevent use of Service contrary to the terms of this Agreement.  The provisions of this Section 10.5 will survive expiration or termination of this Agreement (for any reason or no reason whatsoever) indefinitely.

10.6  Governing Law and Jurisdiction

Except as otherwise agreed to by the parties, the relationship between the parties and their present and future Affiliates, including, without limitation, all disputes, controversies or claims, whether arising in contract, tort, under statute or otherwise, will be governed by and construed in accordance with the laws of the State of Colorado, applicable to contracts to be made and performed entirely within the State of Colorado by residents of the State of Colorado, without giving any effect to its conflict of law provisions.  The parties and their present and future Affiliates consent to and submit to the in personam jurisdiction of the United States District Court for the District of Colorado and the appropriate State Court located in Arapahoe County, State of Colorado for the purposes set forth in this Section 10.6 and waive, fully and completely, any objection to venue and right to dismiss and/or transfer any action pursuant to Title 28 U.S.C. Section 1404 or 1406 (or any successor statute).  In the event that the United States District Court for the District of Colorado does not have subject matter jurisdiction over any such matter, then such matter will be litigated solely and exclusively before the appropriate state court of competent jurisdiction located in Arapahoe County, State of Colorado.  The provisions of this Section 10.6 will survive expiration or termination of this Agreement (for any reason or no reason whatsoever) indefinitely.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

10.7  Injunctive Relief

The parties acknowledge and agree that any breach, or threatened beach, of the terms and conditions of this Agreement will cause substantial and irreparable harm and injury to the non-breaching party for which monetary damages alone would be an inadequate remedy, and which damages are difficult to accurately measure.  Accordingly, the parties acknowledge and agree that, in addition to any other remedies available to the non-breaching Party at law, in equity, under contract (including, without limitation, this Agreement) or otherwise (all of which are hereby expressly reserved), the non-breaching party shall be entitled to obtain immediate injunctive relief (without the necessity of posting or filing a bond or other security) to restrain the threatened or actual violation by the other party, as well as other legal and/or equitable relief allowed by the federal and state courts.  The provisions of this Section 10.7 will survive expiration or termination of this Agreement (for any reason or no reason whatsoever) indefinitely.

10.8  Headings; Severability; Customer Purchase Orders

All titles and headings in this Agreement are for reference purposes only and will not affect the meaning or construction of the terms of this Agreement.  The parties agree that each provision of this Agreement will be construed as separable and divisible from every other provision and that the enforceability of any one provision will not limit the enforceability, in whole or in part, of any other provision hereof.  In the event that any one or more of the provisions contained herein, or the application thereof to any person, entity, or circumstance, for any reason are held to be invalid, illegal, or unenforceable in any respect, then such provision(s) will be enforced to the maximum extent permissible, and the remaining provisions of this Agreement will be unaffected thereby and will remain in full force and effect.  Customer agrees that any purchase order or other similar document that Customer may issue in connection with this Agreement will be for Customer’s internal purposes only and, therefore, even if acknowledged by SATS, will not in any way add to, subtract from, or in any way modify the terms and conditions of this Agreement.

10.9  Assignment

***

10.10  Construction

Customer and SATS hereby represent, warrant, acknowledge and agree that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be employed in the interpretation of this Agreement, including, without limitation, any amendments hereto.

10.11  Facsimile Signatures; Counterparts

This Agreement may be executed by facsimile and/or in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

10.12  Trademarks

Nothing in this Agreement will be construed to give Customer any rights to use any SATS trademarks, service marks, or logos without the express prior written consent of SATS, which consent may be withheld for any reason or no reason in the sole and absolute discretion of SATS.

10.13  Entire Agreement/Amendments

This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement.  Except as otherwise expressly provided herein, neither party shall be bound by any communications between them on the subject matter of this Agreement, unless the communication is: (a) in writing; (b) bears a date contemporaneous with or subsequent to the date of this Agreement; and (c) is signed by all parties to this Agreement.  The parties specifically acknowledge there are no unwritten side agreements or oral agreements between the parties regarding the subject matter of this Agreement which alter, amend, modify or supplement this Agreement.  In the event of any conflict or inconsistency between the terms and conditions set forth in the body of this Agreement and the terms and conditions set forth in any Attachment hereto, the terms and conditions set forth in the body of this Agreement will control.  In addition to any provisions of this Agreement that expressly survive termination or expiration, any provision of this Agreement that logically would be expected to survive termination or expiration, will survive for a reasonable time period under the circumstances.

10.14  ***

ARTICLE XI.
Definitions

The following definitions will apply to all capitalized terms, whether used in the singular or plural form, which are not otherwise defined in this Agreement:

“[    ] Orbital Position” has the meaning set forth in Section 1.1 of this Agreement.

“Affiliate” means any person or entity directly or indirectly controlling, controlled by or under common control with another person or entity.

“Agreement” has the meaning set forth in the preamble of this Agreement.

“Alternate Orbital Position” and “Alternate Orbital Positions” has the meaning set forth in Section 1.4 of this Agreement.

“Authorization(s)” means any authorization, order, permit, approval, forbearance, decision, grant, license, consent, right, franchise, privilege and/or certificate of any governmental entity of competent jurisdiction, whether or not having the force of law.

“Customer” has the meaning set forth in the preamble of this Agreement.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

“Customer’s Designees” has the meaning set forth in Section 4.2 of this Agreement.

“Customer Renewal Option” has the meaning set forth in Section 1.2(b) of this Agreement.

“Delinquent Payment(s)” has the meaning set forth in Section 2.2 of this Agreement.

“DISH” means DISH Network Corporation (or any successor thereto).

“Effective Date” has the meaning set forth in the preamble of this Agreement.

“End-of-Life” means the date on which, in SATS’ reasonable judgment, a satellite should be taken out of service because of insufficient fuel.

“FCC” has the meaning set forth in Section 1.1 of this Agreement.

“Force Majeure Event” has the meaning set forth in Section 10.1 of this Agreement.

 “Individual Service Request” means an order for Services submitted to SATS by Customer.

“Initial Service Term” has the meaning set forth in Section 1.2(a) of this Agreement.

“Interim Satellite” and “Interim Satellites” has the meaning set forth in Section 1.6 of this Agreement.

“Interruption(s)” means any period during which a Transponder fails to meet the Transponder Performance Specifications set forth in Attachment A (or, following a reassignment or relocation pursuant to Section 1.4, the substantial equivalent thereof).

“Interruption Credit” has the meaning set forth in Section 3.1 of this Agreement.

“*** Non-Preemtible” has the meaning set forth in Section 1.3 of this Agreement.

“Lost Life Payment” has the meaning set forth in Section 1.5 of this Agreement.

“Lost MRC(s)” has the meaning set forth in Section 1.5 of this Agreement.

“MRC” and “MRCs” has the meaning set forth in Section 2.1 of this Agreement.

 “Predicted Life” has the meaning set forth in Section 1.5 of this Agreement.

 “Projected Termination Date” has the meaning set forth in Section 1.2(a) of this Agreement.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

“Renewal Service Term” has the meaning set forth in Section 1.2(b) of this Agreement.

“SATS” has the meaning set forth in the preamble of this Agreement.

“SATS Group” has the meaning set forth in Article VI of this Agreement.

 “Satellite” means the communications spacecraft designated [                    ] to be operated by SATS.  When used in the lower case, “satellite” means a domestic communications satellite operating in Ku-band.

“Satellite Failure” means a satellite:

1)                                     on which one or more of the basic subsystems fail, rendering the use of the satellite for its intended purposes impractical, as determined by SATS in its reasonable business judgment; and

2)                                     that SATS has declared a failure.

 “Service” has the meaning set forth in Section 1.1 of this Agreement.

“Service Term” has the meaning set forth in Section 1.2(b) of this Agreement.

“TT&C” means telemetry, tracking and control.

“TWTA” and “TWTAs” has the meaning set forth in Section 1.3 of this Agreement.

“Termination Value” has the meaning set forth in Section 9.4 of this Agreement.

“Transponder(s)” means a Ku-band radio frequency transmission channel on the Satellite, used to provide service to Customer pursuant to the terms of this Agreement.  Customer acknowledges and agrees that due to circumstances, including, without limitation, the characteristics of Customer’s traffic, Customer’s ground segment configuration, and the characteristics of traffic on cross polarized transponders on the Satellite and of carriers on satellites in proximity to the Satellite, the entire bandwidth of the Transponder may not be usable by Customer for the operation of all types of carriers.  When used in the lower case, “transponder” means a Ku-band radio frequency transmission channel on a communications satellite.

“Transponder Authority” means all retransmission consents and any and all other consents, authorizations and approvals required by law or under contract and/or pursuant to any governmental action (including, without limitation, any consent, authorization and/or approval required under the rules and regulations of the Federal Communications Commission) for Customer’s use of the Services, Satellite and/or Transponder.

“Transponder Failure” means, with respect to any Transponder used to provide service to Customer under this Agreement, any of the following events:

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

1)                                     such Transponder fails to meet the Transponder Performance Specifications set forth in Attachment A (or, following a reassignment or relocation pursuant to Section 1.1 or Section 3.3, the substantial equivalent thereof) in any material respect for any period of five (5) consecutive days;

2)                                     twenty (20) or more creditable Interruptions of fifteen (15) minutes or more in duration will occur within any ninety (90) consecutive days; or

3)                                     such Transponder will fail to meet the Transponder Performance Specifications set forth in Attachment A (or, following a relocation or reassignment pursuant to Section 1.1 or Section 3.3, the substantial equivalent thereof) in any material respect for any period of time under circumstances that make it clearly ascertainable or predictable, based on satellite industry engineering standards, that a failure set forth in Paragraphs 1) or 2) above will occur.

For the purpose of this definition, measurement of periods of failure hereunder will commence when Customer has vacated its signal to permit verification of the existence of the failure by SATS.

[SIGNATURE PAGE FOLLOWS]

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Agreement as of the Effective Date.

ECHOSTAR SATELLITE OPERATING CORPORATION

By:
Name:
Title:

DISH OPERATING L.L.C.

By:
Name:
Title:

[Signature Page to the Satellite Transponder Service Agreement for [                                  ]